UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ⌧	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

⌧	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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⌧	No fee required.

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☐	Fee paid previously with preliminary materials.

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Explanatory Note

Commencing November 30, 2021, iBio, Inc. (“iBio”) will begin posting the communication set forth below (the “Communication”) on Facebook, Twitter, LinkedIn and other social media and internet platforms. The Communication supplements the Definitive Proxy Statement filed by iBio with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2021 and the Definitive Additional Materials filed by iBio with the SEC on October 26, 2021, November 9, 2021, November 16, 2021, November 17, 2021, November 24, 2021 and on the date hereof.

“…[T]he two leading independent proxy advisory firms have now affirmed our BoD’s recommendation that voting FOR on all six of the proposals at our upcoming Annual Meeting will be in the best interest of our shareholders.” - Tom Isett, CEO https://bit.ly/3GhMrVp $IBIO.